Exhibit 99.1

FOR IMMEDIATE RELEASE

Ritchie Bros. Completes Acquisition of J.M. Wood Auction Co.

WESTCHESTER, IL, July 14, 2025 – RB Global, Inc. (NYSE: RBA) (TSX: RBA), the trusted global partner for insights, services and transaction solutions, today announced its wholly owned subsidiary, Ritchie Bros. Auctioneers (America), Inc., has completed its acquisition of J.M. Wood Auction Co., Inc. (“J.M. Wood”). Together, the companies will use their deep industry knowledge, strong heritage and talented teams to enhance their service offerings available to customers in Alabama and adjacent states.

“Both Ritchie Bros. and J.M. Wood have spent decades building trust through integrity, relationships and a deep understanding of customers’ businesses,” said Jim Kessler, Chief Executive Officer of RB Global. “We’re thrilled to welcome their team and collaborate to preserve their deep industry expertise, regional and sectoral strength, and customer-focused legacy while also tapping into Ritchie Bros.’ global network, digital capabilities and suite of value-added services.

“This is a strategic move that enhances what both organizations do best,” Kessler said. “With J.M. Wood’s regional expertise, sectoral strength and customer relationships, and Ritchie Bros.’ scale and technology, we’re bringing together the best of both worlds to create even more opportunities and deliver even more value for our customers.”

Founded in 1973, J.M. Wood has leveraged its culture of innovation and entrepreneurial thinking to build a strong reputation for providing a personal and professional auction experience for each of its customers. Backed by the global reach, technology and resources of Ritchie Bros., J.M. Wood will maintain its Montgomery headquarters, in-person auction format and leadership team. The company’s legacy, values and approach to business now have the benefit of more scale and service for customers.

About RB Global

RB Global, Inc. (NYSE: RBA) (TSX: RBA) is a leading, omnichannel marketplace and trusted provider of value-added insights, services and transaction solutions for buyers and sellers of commercial assets and vehicles worldwide. Through its global network of auction sites and digital platform, RB Global serves customers worldwide across a variety of asset classes, including automotive, construction, commercial transportation, government surplus, lifting and material handling, energy, mining and agriculture. The company’s end-to-end marketplace solutions include Ritchie Bros., IAA, Rouse Services, SmartEquip and VeriTread. For more information about RB Global, visit www.rbglobal.com.

Forward-Looking Statements

Certain statements contained in this release include “forward-looking statements” within the meaning of U.S. federal securities laws and “forward-looking information” within the meaning of Canadian securities laws (collectively, "forward-looking statements"). Forward-looking statements herein include, in particular, statements relating to relating to the closing of the J.M. Wood acquisition and other subjects of this release that are not historical facts. Forward-looking statements are typically identified by such words as “aim”, “anticipate”, “believe”, “could”, “continue”, “estimate”, “expect”, “intend”, “may”, “ongoing”, “plan”, “potential”, “predict”, “will”, “should”, “would”, “could”, “likely”, “generally”, “future”, “long-term”, or the negative of these terms, and similar expressions intended to identify forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of RB Global's common shares. Therefore, you should not place undue reliance on any such forward-looking statements and caution must be exercised in relying on forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially, including but not limited to risks and uncertainties relating to: our ability to drive shareholder value; potential growth and market opportunities; the level of participation in our auctions and the success of our online marketplaces; our ability to grow our businesses, acquire new customers, enhance our sector reach, drive geographic depth, and scale our operations; the impact of our initiatives, services, investments, and acquisitions on us and our customers; the acquisition or disposition of properties; potential future mergers and acquisitions; our ability to integrate acquisitions; our future capital expenditures and returns on those expenditures; our ability to add new business and information solutions, including, among others, our ability to maximize and integrate technology to enhance our existing services and support additional value-added service offerings; the supply trend of equipment and vehicles in the market and the anticipated price environment, as well as the resulting effect on our business and Gross Transaction Value (“GTV”); our compliance with laws, rules, regulations, and requirements that affect our business; effects of various economic, financial, industry, and market conditions or policies, including inflation, the supply and demand for property, equipment, or natural resources; the behavior of commercial assets and vehicle pricing; the relative percentage of GTV represented by straight commission or underwritten (guarantee and inventory) contracts, and its impact on revenues and profitability; our future capital expenditures and returns on those expenditures; the effect of any currency exchange and interest rate fluctuations on our results of operations; the effect of any tariffs on our results of operations; the grant and satisfaction of equity awards pursuant to our compensation plans; any future declaration and payment of dividends, including the tax treatment of any such dividends; financing available to us from our credit facilities or other sources, our ability to refinance borrowings, and the sufficiency of our working capital to meet our financial needs; our ability to satisfy our present operating requirements and fund future growth through existing working capital, credit facilities and debt; misappropriation of data or cybersecurity incidents; and, failure to comply with privacy and data protection laws. Other risks that could cause actual results to differ materially from those described in the forward-looking statements are included in “Part I, Item 1A: Risk Factors”, and the section titled "Summary of Risk Factors", in our Annual Report on Form 10-K for the year ended December 31, 2024, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission, including subsequent Quarterly Reports on Form 10-Q The forward-looking statements included in this release are made only as of the date hereof. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. RB Global does not undertake any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

RB Global Contacts
Media Inquiries:	Analyst Inquiries:
Val Alitovska | RB Global, Inc. Director, Corporate Communications (312) 505-9900 valitovska@rbglobal.com	Sameer Rathod | RB Global, Inc. VP, Investor Relations/Market Intelligence (510) 381-7584 srathod@rbglobal.com